UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2018

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

As previously disclosed, on March 1, 2018, Microsemi Corporation, a Delaware corporation (the “Company”), Microchip Technology Incorporated, a Delaware corporation (“Microchip”) and Maple Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Microchip (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Subsidiary will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Microchip.

On April 12 2018, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the Company’s and Microchip’s respective filings with the U.S. Department of Justice and U.S. Federal Trade Commission under the HSR Act. The completion of the Merger remains subject to obtaining antitrust clearances from the Anti-Monopoly Bureau of the Ministry of Commerce of China (“MOFCOM”), the Taiwan Fair Trade Commission, the Philippine Competition Commission, the German Federal Cartel Office and the Federal Competition Authority in Austria. On April 19, 2018, MOFCOM accepted Microchip’s filing requesting that the Merger be reviewed under MOFCOM’s “simplified procedure.”

Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, including approval by the Company’s stockholders, the Company and Microchip anticipate that the Merger will be completed in June 2018.

On April 20, 2018, stockholder Michael Rubin filed a putative class action complaint in the United States District Court for the Central District of California, Rubin v. Microsemi, Case No. 8:18-cv-00653, alleging violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in connection with the definitive proxy statement filed by the Company on April 19, 2018. The complaint seeks to enjoin the vote on and closing of the proposed transaction with Microchip Technology Incorporated, rescission, damages, and attorneys’ and experts’ fees and costs. While it is too early to predict the outcome of litigation, the Company believes that the allegations in this action are without merit. Additional lawsuits arising out of or relating to the Merger Agreement or the Merger may be filed in the future.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company has filed a proxy statement and other related documents with the SEC.  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and stockholders may obtain a free copy of these documents and other documents filed by the Company at the SEC's web site at www.sec.gov and at the Investor section of the Company’s website at https://investor.microsemi.com/.

The Company, Microchip and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding certain interests of these directors and executive officers in the transaction that are different from the interests of the Company’s stockholders generally is included in the definitive proxy statement described above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2017. Additional information regarding the directors and executive officers of Microchip is also included in Microchip’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on July 13, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov.

Forward Looking Statements

This filing contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those relating to obtaining antitrust clearances from MOFCOM, the Japan Fair Trade Commission, Taiwan Fair Trade Commission, Philippine Competition Commission, German Federal Cartel Office and Federal Competition Authority in Austria, satisfaction of closing conditions, approval by the Company’s stockholders, and the expected timing of completion of the Merger. These forward-looking statements are subject to a number of business, economic, legal and other risks and uncertainties that are inherently difficult to predict, including, but not limited to: the possibility that the Company may be unable to obtain the required stockholder approval or antitrust regulatory approvals with respect to the Merger or that other conditions to closing the Merger may not be satisfied, such that the closing of the Merger may be delayed or not occur at all; the reaction of customers, suppliers, distributors and other business relationships of the Company to the Merger; general economic, political or industry conditions; the transactions contemplated by the Merger Agreement may involve unexpected costs, liabilities or delays; risks that the pendency of the Merger disrupts current plans and operations of the Company; the amount of the costs, fees, expenses and charges related to the Merger Agreement; the outcome of any currently pending or future legal proceedings involving the Company, Microchip or the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. For an additional discussion of these and other risk factors, please refer to the documents that the Company files with the SEC, including those on Forms 10-K, 10-Q and 8-K. All forward-looking statements speak only as of the date of this written communication or, in the case of any document incorporated by reference, the date of that document. The Company is under no duty to update any of the forward-looking statements after the date of this filing to conform to actual results or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

Date: April 23, 2018	By:	/s/ John W. Hohener
John W. Hohener Executive Vice President, Chief Financial Officer, and Treasurer